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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 18, 1997                    Commission File Number 1-9897

                            VALLEY FORGE CORPORATION
             (Exact name of Registrant as specified in its charter)

              GEORGIA                                 58-0833796
    (State of incorporation)           (I.R.S. Employer Identification Number)


        100 SMITH RANCH ROAD
              SUITE 326
        SAN RAFAEL, CALIFORNIA                         94903-1994
 (Address of principal executive offices)              (Zip code)

                                 (415) 492-1500
              (Registrant's telephone number, including area code)

                                     (N/A)
         (Former name or former address, if changed since last report)

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                            Valley Forge Corporation
                                    Form 8-K

Item 5.    Other events

On June 12, 1997, at the annual meeting of the shareholders of Valley Forge Corporation, a majority of shareholders approved the reincorporation of the Company in the State of Delaware, and accordingly, the reincorporation was effected the same day.

Items 1 - 4 and 6 - 8 are not applicable.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Valley Forge Corporation

Date: July 18, 1997                          By:   /s/ Monica J. Burke
                                                -----------------------------
                                                Monica J. Burke, V.P. Finance



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